UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 27, 2019

ADURO BIOTECH, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-37345	94-3348934
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

740 Heinz Avenue

Berkeley, California 94710

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (510) 848-4400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ADRO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On June 27, 2019, the Board of Directors of Aduro Biotech, Inc. (the “Company”) has appointed James Welch as interim chief financial officer, effective July 15, 2019. In his capacity as interim chief financial officer, Mr. Welch will serve as the principal financial officer and principal accounting officer of the Company.

James Welch, age 61, served as the chief financial officer of Eiger BioPharmaceuticals, Inc., a biopharmaceutical company, from August 2015 to December 2018, Virobay Inc., a biopharmaceutical company, from 2014 to 2015, AcelRx Pharmaceuticals, Inc. from 2010 to 2014, Cerimon Pharmaceuticals, Inc. from 2006 to 2010, Rigel Pharmaceuticals, Inc. from 1999 to 2006, and Biocircuits Corporation from 1992 to 1998. Mr. Welch graduated from Whitworth College with a B.A. in Business Administration and a M.B.A. in Finance from Washington State University.

There is no arrangement or understanding between Mr. Welch and any other person pursuant to which Mr. Welch was appointed as an interim officer of the Company. There are no family relationships between Mr. Welch and any of the Company’s directors or executive officers. There are no related person transactions in which Mr. Welch had or will have a direct or indirect material interest required to be disclosed under Item 404(a) of Regulation S-K.

Mr. Welch will serve on a part-time basis (up to 60% of full-time equivalent) at the Company, and will receive a base annual salary of $276,000, a target bonus of 40% (prorated for the remainder of 2019) and an option grant to purchase 200,000 shares of the Company’s common stock. Mr. Welch will not have any rights to benefits under the Company’s Amended and Restated Severance Plan. Mr. Welch will enter into the Company’s standard indemnification agreement for directors and executive officers, the form of which was filed as Exhibit 10.11 to the Company’s Registration Statement on Form S-1 filed with the SEC on March 11, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADURO BIOTECH, INC.

Dated: July 2, 2019	By:	/s/ Celeste Ferber
Name: Celeste Ferber
Title: SVP, General Counsel and Secretary